UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

ARCA BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.investorvote.com/ABIO or scan the ADD 2 QR code — login details are located in the shaded bar below. ADD 3 ADD 4 ADD 5 ADD 6 Votes submitted electronically must be received by 1:00 a.m., Mountain Time, on January 30, 2024. Important Notice Regarding the Availability of Proxy Materials for the ARCA biopharma, Inc. Shareholder Meeting to be Held on January 30, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 proxy statement, annual report on Form 10-K for the fiscal year ended December 31, 2022 are available at: Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/ABIO. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before January 19, 2024 to facilitate timely delivery. 2NOT COY + 03521B

Stockholder Meeting Notice ARCA biopharma, Inc.’s Annual Meeting of Stockholders will be held on January 30, 2024 at Denver Marriott Westminster, 7000 Church Ranch Blvd, Westminster, Colorado 80021, at 9:00 a.m. Mountain Time. Directions to the annual meeting are available at www.arcabio.com Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 and 3. 1. Election of Directors: 01 -Dr. Michael R. Bristow 02 -Mr. Robert E. Conway 2. To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/ABIO. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials ARCA biopharma, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by January 19, 2024.